                                  Annual Report
                                December 31, 1999

                                   Legg Mason
                                   Financial
                                    Services
                                      Fund

                            Primary Class and Class A

                                      LEGG
                                     MASON
                                     FUNDS
                                      LOGO
                             The Art of Investing/SM/



Investment Adviser
       Legg Mason Fund Adviser, Inc.
       Baltimore, MD

Investment Sub-Adviser
       Gary, Seifert & Co., Inc.
       New York, NY

Board of Directors
       John F. Curley, Jr., Chairman
       Edward A. Taber, III, President
       Richard G. Gilmore
       Arnold L. Lehman
       Dr. Jill E. McGovern
       G. Peter O'Brien
       T. A. Rodgers

Transfer and Shareholder Servicing Agent
       Boston Financial Data Services
       Boston, MA

Custodian
       State Street Bank & Trust Company
       Boston, MA

Counsel
       Kirkpatrick & Lockhart LLP
       Washington, DC

Independent Auditors
       Ernst & Young LLP
       Philadelphia, PA


       This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated

                   -----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-084
2/00

To Our Shareholders,

   We are pleased to provide you with Legg Mason Financial Services Fund's report for the year ended December 31, 1999. With this report, we welcome the Financial Services Fund and its shareholders to the Legg Mason Family of Funds. The Fund, formerly a series of the Bartlett Capital Trust, reorganized as a Legg Mason Fund on October 5, 1999, following the approval given by its shareholders at a special meeting held on September 23, 1999.

   Amy LaGuardia and Miles Seifert, the Fund's portfolio managers, discuss the investment outlook and the Fund's performance on the following page. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

   Ernst & Young LLP, Financial Services Fund's independent auditors, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 1999, are included in this report.

   We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

   We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                                    Sincerely,


                                                    /s/ Edward A. Taber, III
                                                    ------------------------
                                                    Edward A. Taber, III
                                                    President
February 7, 2000

Portfolio Manager's Comments
Financial Services Fund

   As investors in financial stocks in 1999, we felt like the proverbial orphan character in a Dickens novel with his nose pushed up against the glass of a fancy restaurant watching the "others" eat. By "others," we mean tech stock investors. The majority of stocks that did well last year were technology related. Our benchmark, the Lipper Financial Services Index, was down -4.78% for 1999. The Legg Mason Financial Services Fund Primary Class posted an -11% decline for the same period. This was due to being heavily weighted in two of the poorest performing subsectors of financial services--regional banks and insurance stocks.

   A simple explanation for the poor performance of financial stocks is interest rates. The Fed raised rates three times last year with the threat of more increases in the New Year. In print, Mr. Greenspan is concerned about the strong economy bringing on inflation, but according to rumors he is afraid of the stock market "bubble." We don't know how he can accomplish a growing economy with an orderly stock market and thus don't envy his job. Perhaps some people don't envy our jobs either. We are glad for the New Year and feel the light, while not precisely at the end of the tunnel, is at least visible. In other words, we believe we are closer to the end of the interest rate increases than we were a year ago. Our holdings continue to show strong earnings growth and good fundamentals, which will be recognized by investors once the interest rate scare is over.

   The recent market performance of financial stocks has made mergers quite scarce, despite the repeal of Glass-Steagall. This was the depression-era law that prohibited banks, brokers and insurance companies from merging. When the solid earnings growth begins to be reflected in better market performance, we expect many mergers among financial companies. Insurance stocks should be the prime take-out candidates from banks and/or other insurance companies, both domestic and foreign. We remain committed to owning regional banks and insurance stocks despite their poor performance in 1999 because we see good earnings growth as well as merger activity.

   Now that 1999 is over and all of the holdings in the Fund have reported solid earnings, we are quite confident that 2000 will be an equally positive year for earnings results. All of the managements of our financial companies share our enthusiasm for 2000 earnings results. What we find so frustrating is the fact the market will not acknowledge that financial companies are much better able to withstand interest rate increases than in the past due to a combination of technology and revenue diversification. As a consumer of financial services, one can readily see this diversification in the form of fees as well as many more products offered. Despite the increasing chance of higher interest rates this year we still see the earnings of these companies showing double digit growth. We believe for long-term investing, earnings are the key.

   In keeping with our Dickensian theme, this is either the best of all times to invest in financial stocks or the worst. We believe it is the best of times and investors will be rewarded for their patience.

                                                      Gray, Seifert & Co., Inc.

February 1, 2000

      Performance Information
      Legg Mason Financial Services Fund

Performance Comparison of a $10,000 Investment as of December 31, 1999

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Class A shares reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

         The Financial Services Fund has three authorized classes of shares:
      Primary Class, Class A and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

Financial Services Fund--Primary Class
-------------------------------------------------
                 Cumulative       Average Annual
                Total Return       Total Return
-------------------------------------------------

One Year          -10.97%            -10.97%
Life of Fund+      -5.90              -5.27
-------------------------------------------------

 + Inception Date--November 16, 1998

                              [CHART APPEARS HERE]

             Financial      Lipper Financial       S&P            S&P 500
           Services Fund     Services Fund      Financials    Composite Stock
           Primary Class    Index/(1)//(2)/  Index/(1)//(3)/  Index/(1)//(4)/
11/16/98       10,000           10,000            10,000          10,000
12/31/98       10,570           10,371            10,205          10,576
3/31/99         9,940           10,503            10,964          11,103
6/30/99        10,430           10,980            11,515          11,886
9/30/99         9,050            9,464             9,760          11,143
12/31/99        9,410            9,917            10,610          12,801

Financial Services Fund--Class A

----------------------------------------------------------------------
                Cumulative Total Return    Average Annual Total Return
----------------------------------------------------------------------
One Year           -10.30%*  -14.58%            -10.30%*  -14.58%
Life of Fund+       -5.10*    -9.62              -4.55*    -8.61
----------------------------------------------------------------------

+ Inception Date--November 16, 1998
* This column reflects return information on Class A shares excluding the maximum 4.75% sales charge. The second column in the table reflects return information including the sales charge.


                              [CHART APPEARS HERE]

             Financial      Lipper Financial       S&P            S&P 500
           Services Fund     Services Fund      Financials    Composite Stock
              Class A        Index/(1)//(2)/ Index/(1)//(3)/  Index/(1)//(4)/
11/16/98        9,525           10,000            10,000          10,000
12/31/98       10,077           10,371            10,205          10,576
3/31/99         9,487           10,503            10,964          11,103
6/30/99         9,982           10,980            11,515          11,886
9/30/99         8,687            9,464             9,760          11,143
12/31/99        9,039            9,917            10,610          12,801

/(1)/ Index returns are for the periods beginning November 30, 1998.
/(2)/ The Lipper Financial Services Fund Index is composed of approximately 10 funds whose primary objective is to invest 65% of their portfolios in equity securities of companies engaged in providing financial services.
/(3)/ A capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. /(4)/ An unmanaged index of widely held common stocks.

      Statement of Net Assets
      December 31, 1999
      (Amounts in Thousands)

      LEGG MASON FINANCIAL SERVICES FUND

                                                                                  Shares/Par                 Value
      ----------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests--99.9%
      Asset Management--2.4%
      T. Rowe Price Associates, Inc.                                                 14                     $   498
      Waddell & Reed Financial, Inc.                                                 15                         407
                                                                                                            -------
                                                                                                                905
                                                                                                            -------
      Brokerage Firms--4.2%
      A.G. Edwards, Inc.                                                             10                         321
      Merrill Lynch & Co., Inc.                                                       7                         584
      Paine Webber Group Inc.                                                        10                         369
      Ragen Mackenzie Group Incorporated                                             18                         324/A/
                                                                                                            -------
                                                                                                              1,598
                                                                                                            -------
      Finance--2.3%
      Financial Federal Corporation                                                  20                         456/A/
      SLM Holding Corporation                                                        10                         402
                                                                                                            -------
                                                                                                                858
                                                                                                            -------
      Financial Technology Companies--6.6%
      DST Systems, Inc.                                                               7                         496/A/
      Fiserv, Inc.                                                                   14                         536/A/
      Jack Henry & Associates, Inc.                                                  10                         537
      The BISYS Group, Inc.                                                           8                         522/A/
      Transaction Systems Architects, Inc.                                           14                         392/A/
                                                                                                            -------
                                                                                                              2,483
                                                                                                            -------
      Insurance--12.4%
      American General Corporation                                                    7                         516
      American International Group, Inc.                                              4                         473
      Jefferson-Pilot Corporation                                                     8                         512
      Lincoln National Corporation                                                   11                         456
      Medical Assurance, Inc.                                                        10                         201/A/
      Nationwide Financial Services, Inc.                                            13                         363
      Philadelphia Consolidated Holding Corp.                                        20                         290/A/
      Protective Life Corporation                                                    14                         445
      ReliaStar Financial Corp.                                                      12                         455
      StanCorp Financial Group, Inc.                                                 15                         378
      The Progressive Corporation                                                     4                         278
      UnumProvident Corporation                                                      10                         305
                                                                                                            -------
                                                                                                              4,672
                                                                                                            -------
      Miscellaneous--21.5%
      Albertson's Inc.                                                               10                         306
      CVS Corporation                                                                10                         399
      Dayton Hudson Corporation                                                       6                         411
      Eli Lilly and Company                                                           7                         432

                                                                                  Shares/Par                 Value
      ----------------------------------------------------------------------------------------------------------------
      Miscellaneous--Continued
      Furniture Brands International, Inc.                                           14                     $   308/A/
      Guidant Corporation                                                             7                         306/A/
      Hershey Foods Corporation                                                       8                         356
      Hooper Holmes, Inc.                                                            21                         541
      Johnson & Johnson                                                               4                         410
      Kohl's Corporation                                                              7                         523/A/
      MCI WorldCom, Inc.                                                              6                         318/A/
      Medtronic, Inc.                                                                13                         474
      Pfizer Inc.                                                                    13                         409
      Riviana Foods, Inc.                                                            13                         237
      Safeway Inc.                                                                    9                         313/A/
      The Home Depot, Inc.                                                           10                         669
      The Kroger Co.                                                                 17                         321/A/
      Wal-Mart Stores, Inc.                                                           8                         574
      Walgreen Co.                                                                   17                         497
      Wm. Wrigley Jr. Company                                                         4                         315
                                                                                                            -------
                                                                                                              8,119
                                                                                                            -------
      Regional Banks--33.4%
      AmSouth Bancorporation                                                         15                         290
      BancWest Corporation                                                           15                         288
      BB&T Corporation                                                               14                         370
      Cascade Bancorp                                                                17                         219
      CCB Financial Corporation                                                       7                         283
      Centennial Bancorp                                                             33                         350/A/
      Centura Banks, Inc.                                                             6                         243
      City National Corporation                                                      13                         428
      Colorado Business Bankshares, Inc.                                             16                         204
      Commerce Bancshares, Inc.                                                      12                         409
      Community First Bankshares, Inc.                                               13                         205
      Cullen/Frost Bankers, Inc.                                                     13                         335
      Fifth Third Bancorp                                                             7                         514
      First Security Corporation                                                     20                         511
      First Tennessee National Corporation                                           13                         370
      Firstar Corporation                                                            17                         362
      Frontier Financial Corporation                                                  7                         140
      Greater Bay Bancorp                                                            15                         643
      Marshall & Ilsley Corporation                                                   7                         458
      Mid-State Bancshares                                                           15                         486
      Mississippi Valley Bancshares, Inc.                                            10                         270
      National Bancorp of Alaska, Inc.                                                9                         239
      North Fork Bancorporation, Inc.                                                21                         367
      Old Kent Financial Corporation                                                 10                         336

                                                                                  Shares/Par                 Value
      ----------------------------------------------------------------------------------------------------------------
      Regional Banks--Continued
      Pacific Capital Bancorp                                                        16                     $   489
      Pacific Century Financial Corporation                                          21                         383
      Seacoast Banking Corporation of Florida                                        10                         272
      SouthTrust Corporation                                                          9                         321
      Southwest Bancorporation of Texas, Inc.                                        12                         238/A/
      State Street Corporation                                                        7                         475
      TCF Financial Corporation                                                      14                         348
      Texas Regional Bancshares, Inc.                                                15                         439
      West Coast Bancorp                                                             19                         252
      Westamerica Bancorporation                                                     10                         279
      Wilmington Trust Corporation                                                    8                         362
      Zions Bancorporation                                                            8                         444
                                                                                                            -------
                                                                                                             12,622
                                                                                                            -------
      Savings and Loan--3.5%
      First Washington Bancorp, Inc.                                                 10                         148
      FirstBank Corp.                                                                16                         215
      Harbor Florida Bancshares, Inc.                                                30                         388
      Peoples Heritage Financial Group, Inc.                                         20                         301
      Washington Mutual, Inc.                                                        10                         260
                                                                                                            -------
                                                                                                              1,312
                                                                                                            -------
      Super-Regional Banks--10.1%
      Bank One Corporation                                                           10                         321
      BankAmerica Corporation                                                         6                         301
      Comerica Incorporated                                                           8                         374
      FleetBoston Financial Corporation                                              13                         435
      National City Corporation                                                      12                         284
      Northern Trust Corporation                                                     12                         636
      SunTrust Banks, Inc.                                                            6                         434
      U.S. Bancorp                                                                   10                         238
      Wachovia Corporation                                                            6                         408
      Wells Fargo Company                                                            10                         404
                                                                                                            -------
                                                                                                              3,835
                                                                                                            -------
      Technology--3.5%
      Computer Sciences Corporation                                                   5                         473/A/
      International Business Machines Corporation                                     5                         486
      Synopsys, Inc.                                                                  6                         387/A/
                                                                                                            -------
                                                                                                              1,346
                                                                                                            -------
      Total Common Stocks and Equity Interests (Identified Cost--$39,092)                                    37,750
      ----------------------------------------------------------------------------------------------------------------

      Legg Mason Financial Services Fund--continued
                                                                                                             Value
      ----------------------------------------------------------------------------------------------------------------
      Total Investments--99.9% (Identified Cost--$39,092)                                                   $37,750
      Other Assets Less Liabilities--0.1%                                                                        20
                                                                                                            -------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        3,015  Primary Class shares outstanding                                    $30,514
          990  Class A shares outstanding                                           10,008
            1  Navigator Class shares outstanding                                        5
      Accumulated net realized gain/(loss) on investments                           (1,415)
      Unrealized appreciation/(depreciation) of investments                         (1,342)
                                                                                   -------
      Net assets--100.0%                                                                                    $37,770
                                                                                                            =======
      Net asset value per share:
        Primary Class                                                                                         $9.41
                                                                                                              =====
        Class A                                                                                               $9.49
                                                                                                              =====
        Navigator Class                                                                                       $9.50
                                                                                                              =====
      Maximum offering price per share:
        Class A                                                                                               $9.96
                                                                                                              =====
      ----------------------------------------------------------------------------------------------------------------

      /A/ Non-income producing.
      See notes to financial statements

      Statement of Operations
      For the Year Ended December 31, 1999
      (Amounts in Thousands)

      Legg Mason Financial Services Fund

      ----------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends                                                                                             $   568
      Interest                                                                                                    2
                                                                                                            -------
        Total income                                                                                            570
Expenses:
      Management fee                                                                        $   376
      Distribution and service fees                                                             301
      Transfer agent and shareholder servicing expense                                           29
      Audit and legal fees                                                                       55
      Custodian fee                                                                              80
      Directors' fees                                                                            37
      Registration fees                                                                          52
      Reports to shareholders                                                                    13
      Other expenses                                                                             14
                                                                                            -------
                                                                                                957
      Less fees waived                                                                         (187)
                                                                                            -------
        Total expenses, net of waivers                                                                          770
                                                                                                            -------
      Net Investment Income/(Loss)                                                                             (200)
Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on investments                                                    (1,415)
      Change in unrealized appreciation/(depreciation) of investments                        (2,359)
                                                                                            -------
      Net Realized and Unrealized Gain/(Loss) on Investments                                                 (3,774)
      ----------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                                                        $(3,974)
      ----------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

      Statement of Changes in Net Assets
      (Amounts in Thousands)

      Legg Mason Financial Services Fund

                                                                                      Year Ended            Period Ended
                                                                                  December 31, 1999      December 31, 1998/A/
      -----------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income/(loss)                                                     $  (200)               $    (5)
      Net realized gain/(loss) on investments                                           (1,415)                    --
      Change in unrealized appreciation/(depreciation) of investments                   (2,359)                 1,017
      -----------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                                    (3,974)                 1,012
      Change in net assets from Fund share transactions:
        Primary Class                                                                   16,732                 13,939
        Class A                                                                          2,958                  7,097
        Navigator Class                                                                      5                     --
      -----------------------------------------------------------------------------------------------------------------------
      Change in net assets                                                              15,721                 22,048
Net Assets:
      Beginning of period                                                               22,049                      1
      -----------------------------------------------------------------------------------------------------------------------
      End of period                                                                    $37,770                $22,049
      -----------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income/(loss)                                       $    --                $    --
      -----------------------------------------------------------------------------------------------------------------------

      /A/ For the period November 16, 1998 (commencement of operations) to
          December 31, 1998.

                         -----------------------------

Financial Highlights


     Contained below is per share operating performance data for a Primary Class and a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                          Investment Operations                  Distributions
                                               -------------------------------------------   ---------------------

                                  Net Asset       Net         Net Realized        Total        From         From     Net Asset
                                    Value,     Investment    and Unrealized        From         Net          Net       Value,
                                  Beginning     Income/      Gain/(Loss) on     Investment   Investment   Realized     End of
                                  of Period      (Loss)        Investments      Operations     Income       Gains      Period
-------------------------------------------------------------------------------------------------------------------------------
Primary Class Shares
  Year Ended Dec. 31, 1999/B/       $10.57     $(0.07)/C/       $(1.09)          $(1.16)        $--          $--      $ 9.41
  Period Ended Dec. 31, 1998/D/      10.00      (0.01)/C/         0.58             0.57          --           --       10.57
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31, 1999/B/       $10.58     $   --/E/        $(1.09)          $(1.09)        $--          $--      $ 9.49
  Period Ended Dec. 31, 1998/D/      10.00         --/E/          0.58             0.58          --           --       10.58
-------------------------------------------------------------------------------------------------------------------------------

                                                                 Ratios/Supplemental Data
                                      --------------------------------------------------------------------------
                                                                      Net
                                                                   Investment                      Net Assets,
                                                    Expenses       Income (Loss)    Portfolio         End of
                                        Total      to Average       to Average       Turnover         Period
                                      Return/A/    Net Assets       Net Assets         Rate       (in thousands)
----------------------------------------------------------------------------------------------------------------
Primary Class Shares
  Year Ended Dec. 31, 1999/B/         (10.97)%     2.25%/C/         (0.73)%/C/        27.1%           $28,366
  Period Ended Dec. 31, 1998/D/         5.70%/F/   2.25%/C,G/       (0.11)%/C,G/        --             14,598
----------------------------------------------------------------------------------------------------------------
Class A Shares
  Year Ended Dec. 31, 1999/B/         (10.30)%     1.50%/E/          0.01%/E/         27.1%           $ 9,399
  Period Ended Dec. 31, 1998/D/         5.80%/F/   1.50%/E,G/        0.22%/E,G/         --              7,451
----------------------------------------------------------------------------------------------------------------

/A/ Excluding sales charge on Class A shares.
/B/ Effective October 5, 1999, Legg Mason Fund Adviser ("LMFA") became the
    Fund's investment adviser, replacing Bartlett & Co.
/C/ Net of fees waived pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 2.73%; 1998, 2.40%.
/D/ For the period November 16, 1998 (commencement of operations of each class)
    to December 31, 1998.
/E/ Net of fees waived pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived, the annualized ratio of expenses to average daily net assets would have been as follows: 1999, 2.05%; 1998, 1.65%.
/F/ Not annualized.
/G/ Annualized.

See Notes to Financial Statements

      NOTES TO FINANCIAL STATEMENTS
      Legg Mason Financial Services Fund
      (Amounts in Thousands)
      --------------------------------------------------------------------------
1. Significant Accounting Policies:

           Financial Services Fund ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
           The Fund consists of three classes of shares: Primary Class and Class A, offered since November 16, 1998, and Navigator Class, offered to certain institutional investors since October 7, 1999. The income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. Information about the Navigator Class is contained in a separate report to its shareholders.

      Security Valuation

           Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.
           Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.
           Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

      Investment Income and Distributions to Shareholders

           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Security Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

       -------------------------------------------------------------------------
           At December 31, 1999, receivables for securities sold and payables for securities purchased for the Fund were as follows:


       Receivable for                      Payable for
       Securities Sold                Securities Purchased
      ----------------------------------------------------
            $190                               $0

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Fund intends to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.
           At December 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $735 expiring in 2007.

      Use of Estimates

           Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


2. Investment Transactions:

           For the year ended December 31, 1999, investment transactions (excluding short-term securities) were as follows:

        Purchases                      Proceeds From Sales
      ----------------------------------------------------
         $29,608                             $9,991

           At December 31, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                      Net
                                                 Appreciation/
        Cost     Appreciation    Depreciation   (Depreciation)
      --------------------------------------------------------
      $39,092       $3,030         $(4,372)        $(1,342)

3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

      --------------------------------------------------------------------------
4. Transactions With Affiliates:

           The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to the agreement, LMFAprovides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                                          At
                                                                                 December 31, 1999
                                                                                 -----------------
                              Management         Expense     Expense Limitation     Advisory Fee
                                 Fee           Limitation     Expiration Date          Payable
---------------------------------------------------------------------------------------------------
Primary Class                   1.00%             2.25%         May 1, 2000            $(14)
Class A                         1.00%             1.50%         May 1, 2000              (5)
Navigator Class                 1.00%             1.25%         May 1, 2000            N.M.*

---------
*N.M. - Not meaningful.

           Prior to October 5, 1999, Bartlett &Co. served as investment adviser to the Fund, under compensation arrangements substantially similar to those with the current adviser. For its services during the fiscal year ended December 31, 1998, and for the period January 1, 1999 through October 4, 1999, the Fund paid the adviser a fee of 1.00% of its average daily net assets, net of any waivers.
           Gray, Seifert & Co., Inc. serves as investment sub-adviser to the Fund pursuant to a Sub-Advisory Agreement which was approved by the Board of Directors. For its services under the Sub-Advisory Agreement, Gray, Seifert receives from LMFA (not from the Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to LMFA by the Fund under the Agreement, taking into account any fee waiver arrangements in effect.
           Legg MasonWood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee based on the PrimaryClass and Class A's average daily net assets, computed daily and payable monthly as follows:

                                                        At December 31, 1999
                                                     ------------------------
                            Distribution   Service   Distribution and Service
                                Fee          Fee          Fees Payable
      -----------------------------------------------------------------------
      Primary Class           0.75%         0.25%           $(23)
      Class A                   --%         0.25%             (1)

           No brokerage commissions were paid to Legg Mason or its affiliates by the Fund during the year ended December 31, 1999. Legg Mason has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $6 for the year ended December 31, 1999.
           LMFA, Gray Seifert & Co., Inc. and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

      --------------------------------------------------------------------------
5. Line of Credit:

           The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Fund had no borrowings under the line of credit.

6. Acquisition of Bartlett Financial Services Fund:

           Effective October 5, 1999, the Fund acquired all of the assets and assumed all of the liabilities of the Bartlett Financial Services Fund ("Bartlett Fund"), a series of Bartlett Capital Trust (an open-end management company), pursuant to a plan of conversion and termination approved by Bartlett Fund's shareholders on September 23, 1999. The shareholders of Bartlett Fund received shares of the Fund equal to the number and aggregate net asset value (and corresponding class) of their shares in the Bartlett Fund.
           The acquisition was treated as a tax-free reorganization and accordingly any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Bartlett Fund. As such, the Fund's basis in the securities acquired reflects their historical cost basis as of the date of transfer. The net assets and net unrealized depreciation of the Bartlett Fund as of October 5, 1999, were $37,391 and $3,414, respectively.
           The Bartlett Fund's investment objectives, policies and restrictions were identical to those of the Fund, which had no operations prior to October 5, 1999. For financial reporting purposes, the Bartlett Fund's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund.

7. Fund Share Transactions:

           At December 31, 1999, there were 375 million shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                           Reinvestment
                                           Sold          of Distributions      Repurchased             Net Change
                                    -----------------    ----------------   -----------------      ------------------
                                    Shares     Amount    Shares   Amount    Shares     Amount      Shares      Amount
---------------------------------------------------------------------------------------------------------------------
--Primary Class
  Year Ended December 31, 1999       2,363    $23,769      --       $--     (729)     $(7,037)     1,634     $16,732
  Period Ended December 31, 1998/A/  1,388     14,009      --        --       (7)         (70)     1,381      13,939

--Class A
  Year Ended December 31, 1999         492    $ 4,979      --       $--     (206)     $(2,021)       286     $ 2,958
  Period Ended December 31, 1998/A/    706      7,112      --        --       (2)         (15)       704       7,097

--Navigator Class
  Period Ended December 31, 1999/B/      1    $     5      --       $--       --      $    --          1     $     5

---------------------------------------------------------------------------------------------------------------------

/A/ For the period November 16, 1998 (commencement of operations of this class)
    to December 31, 1998.
/B/ For the period October 7, 1999 (commencement of operations of this class) to December 31, 1999.

Report of Ernst & Young, LLP, Independent Auditors

To the Shareholders and Directors of Legg Mason Financial Services Fund:

   We have audited the accompanying statement of net assets of Legg Mason Financial Services Fund (the "Fund") as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the period November 16, 1998 (commencement of operations) through December 31, 1998, were audited by other auditors whose report dated February 5, 1999, expressed an unqualified opinion on those financial statements and financial highlights.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Financial Services Fund at December 31, 1999, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP
                                                  --------------------------
                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
January 26, 2000